STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1
Distribution Number	32
Beginning Date of Collection Period	1-Dec-03
End Date of Collection Period	31-Dec-03
Distribution Date	20-Jan-04
Previous Distribution Date	22-Dec-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay / Collected Funds	11,010,226.61
Available Distribution Amount	10,899,974.04
Principal Collections	9,303,677.14
Interest Collections (net of servicing fee)	1,596,296.90
Collections of Interest (net of servicing fee and principal recoveries)	1,594,956.71
Servicing Fee	110,252.57
Principal recoveries	1,340.19
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	11,010,226.61
Interest Paid to Certificates	185,445.71
Principal Paid to Certificates	557,610.21
Equity Certificate	10,156,918.12
Servicing Fee	110,252.57

Pool Balance
Begin Principal Balance	264,606,159.13
Principal Collections (including repurchases)	9,303,677.14
Additional Principal Reduction Amount	557,610.21
End Principal Balance	254,744,871.78

Collateral Performance
Cash Yield (% of beginning balance)	7.73%
Charge off Rate (net of principal recoveries; % of beginning balance)	2.52%
Net Yield	5.21%

Delinquent Loans
30-59 days principal balance of loan	8,576,706.44
30-59 days number of loans	119
60-89 days principal balance of loan	2,711,663.36
60-89 days number of loans	32
90+ days principal balance of loan	16,724,232.98
90+ days number of loans	203

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period
Number of loans purchased or substituted pursuant to 2.04 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.04 during the period
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	3,518
Number of HEL outstanding (EOP)	3,408
Principal balance of REO as of the end of the collection period	4,429,351.08
Number of loans that went into REO during the collection period	9
Principal balance of loans that went into REO during the collection period	1,195,842.52

Overcollateralization
Begin OC Amount	108,364,195.12
OC Release Amount	9,303,677.14
Extra Principal Distribution Amount	-
End OC Amount	99,060,517.98

Target OC Amount	84,065,807.69
Interim OC Amount	108,364,195.12
Interim OC Deficiency	-

Monthly Excess Cashflow	853,240.98
Principal Distribution Amount	-
Principal Collections	9,303,677.14
OC Release Amount	9,303,677.14

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	21.72%

Interest Calculations
1 month LIBOR	1.14875%
Class A Formula Rate (1 mo Libor plus 29bps)	1.43875%
Class A Pass-Through Rate	1.43875%
Class M Formula Rate (1 mo Libor plus 55bps)	1.69875%
Class M Pass-Through Rate	1.69875%
Available Funds Cap	10.41920%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	1.030645
2. Principal Distribution per $1,000	0.777987
3. Interest Distribution per $1,000	0.252658

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.43875%
2. Days in Accrual Period	29

3. Class A Interest Due	156,943.54
4. Class A Interest Paid	156,943.54

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	135,413,702.12
2. Class A Principal Due	483,262.18
3. Class A Principal Paid	483,262.18
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	134,930,439.94

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5296689

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	1.076289
2. Principal Distribution per $1,000	0.778025
3. Interest Distribution per $1,000	0.298265

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.69875%
2. Days in Accrual Period	29

3. Class M Interest Due	28,502.17
4. Class M Interest Paid	28,502.17

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	20,828,261.89
2. Class M Principal Due	74,348.03
3. Class M Principal Paid	74,348.03
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	20,753,913.86

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0814694